                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                                                                    Exhibit 31.2

                            Section 302 Certification

I, JOHN D. WHITE, certify that:

(1) I have reviewed this annual report on Form 10-K/A of LONE STAR  STEAKHOUSE &
SALOON, INC, a Delaware corporation (the "registrant");

(2) Based on my  knowledge,  this  annual  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

(3)  Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this annual report;

(4)  The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e),  and internal control over financial reporting  (as defined in Exchange Act Rule,  13a-15(f) and  15d-15(f))  for the
registrant and have:

(a) Designed such disclosure controls and procedures,  or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating to the  registrant,  including its  consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this annual report is being prepared;

(b) Designed  such internal  control over  financial  reporting,  or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles.

(c) Evaluated the  effectiveness  of the  registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(d)  Disclosed in this report any change in the  registrant's  internal  control over  financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

(5) The registrant's other certifying officer and I have disclosed, based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

(A) All  significant  deficiencies  and  material  weaknesses  in the  design or operation of internal  control over  financial  reporting  which are  reasonably likely to affect the  registrant's  ability to record,  process,  summarize  and report financial information;  and (B) Any fraud, whether or not material,  that involves  management  or  other  employees  who have a  significant  role in the registrant's internal control over financial reporting.

Date: April 26, 2006
                                                     /s/ John D. White
                                                    ----------------------
                                                    John D. White
                                                    Chief Financial Officer